UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 8, 2006


                                 SIRICOMM, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its Charter)

         Delaware                     0-18399                    62-1386759
----------------------------        -----------              -------------------
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)                File No.)              Identification No.)


4710 East 32nd Street, Joplin, Missouri                      64804
---------------------------------------                   ----------
(Address of principal executive offices)                  (Zip Code)


                                 (417) 626-9961
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
         (Former Name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 8.01 Other Events

         On May 8, 2006 SiriCOMM, Inc. issued a press release announcing that it entered into a network access services agreement with ACS Government Solutions, Incorporated ("ACS") an affiliate of Affiliated Computer Services, Incorporated, to provide data access at each of the 260 PrePass weigh station sites in 25 states. Under the terms of the three year agreement, ACS will purchase network access services from SiriCOMM for the benefit of its HELP, Inc. contract for automated vehicle identification and weigh station bypass. A copy of the press release issued by SiriCOMM concerning the foregoing is furnished herewith as
Exhibit 99.1 and is incorporated by reference.

         The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                  10.0 Agreement dated April 19, 2006 between SiriCOMM, Inc. and ACS Government Solutions, Incorporated.

                  99.1 Press release dated May 8, 2006 issued by SiriCOMM, Inc. concerning the agreement with ACS Government Solutions, Incorporated.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    SIRICOMM, INC.
                                                    (Registrant)


Date: May 8, 2006                                   By: /s/ Henry P. Hoffman
                                                       -------------------------
                                                       Henry P. Hoffman
                                                       Chief Executive Officer

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